SUPPLEMENT TO THE PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION
                       OF EVERGREEN VARIABLE ANNUITY FUNDS


I.             Evergreen VA Foundation Fund (the "Fund")

         Effective September 21, 2001, the section of the Fund's prospectus entitled "INVESTMENT GOAL" is restated in its entirety as follows:

         The Fund seeks capital growth and current income.

         The section of the Fund's prospectus entitled "INVESTMENT STRATEGY" is revised to include the following language for the fixed income portion of the
Fund:

         The Fund normally invests substantially all of the fixed income portion in dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund expects duration to provide a better measure of interest rate sensitivity than maturity. Accordingly, the Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration.

         In addition, Tattersall Advisory Group, Inc. (TAG) will act as the sub-advisor to the Fund. In conjunction with the above, the following revisions apply to the Fund's prospectus and SAI. The section of the Fund's prospectus entitled "FUND FACTS" is revised to include the following:

         Sub-Advisor:
         o        Tattersall Advisory Group, Inc.

         Portfolio Managers:
         o        By Team

         The section entitled "THE FUNDS' SUB-ADVISORS" is revised to include the following:

         Tattersall Advisory Group, Inc. (TAG) is the sub-advisor to:
         o        VA Foundation Fund

         TAG manages the fixed income portion of the Fund. There is no additional charge to the Fund for the services provided by TAG. TAG has been managing mutual funds and private accounts since 1976 and manages over $4.5 billion in assets for 8 of the Evergreen Funds as of 8/31/2001. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised as follows:

         VA Foundation Fund

         The equity portion of the Fund is managed by a team of equity portfolio management professionals from EIMC's Equity Team, with team members responsible for various equity sectors.

         The fixed income portion of the Fund is managed by a team of fixed income portfolio management professionals of Tattersall Advisory Group, Inc., with team members responsible for various fixed income sectors.

         The section in part one of the Fund's SAI entitled "Advisory Fees" under "EXPENSES" is revised as follows:

Tattersall Advisory Group, Inc. (TAG) is the sub-advisor for the fixed income portion of VA Foundation Fund.

II.      Evergreen VA Fund (the "Fund")

         The section of the Fund's prospectus entitled "FUND FACTS" is revised as follows:

         Portfolio Managers:
         o        By Team

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised as follows:

          VA Fund

         The  Fund  is  managed  by  a  team  of  equity  portfolio   management
professionals from EIMC's Equity Team, with team members responsible for various equity sectors.


September 24, 2001                                                   559649 9/01